Exhibit 99.2

                     PUBLIC SERVICE COMPANY
                        OF NEW HAMPSHIRE
                               AND
               WACHOVIA BANK, NATIONAL ASSOCIATION

             Successor to FIRST UNION NATIONAL BANK

  Formerly Known as FIRST FIDELITY BANK, NATIONAL ASSOCIATION,
                           NEW JERSEY

     Successor to BANK OF NEW ENGLAND, NATIONAL ASSOCIATION
     (Formerly Known as NEW ENGLAND MERCHANTS NATIONAL BANK)
                             and to
     NEW BANK OF NEW ENGLAND, NATIONAL ASSOCIATION, TRUSTEE



                THIRTEENTH SUPPLEMENTAL INDENTURE
                    Dated as of July 1, 2004

                        TO ISSUE SERIES L
                      FIRST MORTGAGE BONDS


      $50,000,000 First Mortgage Bonds (Series L due 2014)







                        TABLE OF CONTENTS

                                                             Page

Date and Parties
     Recitals                                                   1
     Granting Clauses                                           6
     Exceptions                                                 8
     Habendum                                                   8
     Declaration in Trust                                       8

ARTICLE 1 - Series L Bonds                                      8
     1.01.  Designation; Amount                                 8
     1.02.  Form of Series L Bonds; Global Security; Depository
            for Global Securities                               9
     1.03.  Provisions of Series L Bonds; Interest Accrual      9
     1.04.  Transfer and Exchange of Series L Bonds            10
     1.05.  Redemption of the Series L Bonds                   10
     1.06  Effect of Event of Default                          12
     1.07   Payment Date Not a Business Day                    12

ARTICLE 2 - MISCELLANEOUS
     2.01.  Recitals                                           12
     2.02.  Benefits of Thirteenth Supplemental Indenture      12
     2.03.  Effect of Thirteenth Supplemental Indenture        13
     2.04.  Termination                                        13
     2.05.  Trust Indenture Act                                13
     2.06.  Counterparts                                       13
     2.07.  Notices                                            13
     2.08.  Definitions                                        14

Testimonium
Signatures

Schedule A - Form of Series L Bonds
Schedule B - Description of Certain Properties Acquired Since
December 1, 2001.

Acknowledgments
Endorsement

     THIS THIRTEENTH SUPPLEMENTAL INDENTURE dated as of July 1, 2004, between PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (hereinafter with its successors and assigns generally called the Company), a corporation duly organized and existing under the laws of the State of New Hampshire, having its principal place of business at 780 North Commercial Street in Manchester, New Hampshire 03101, and WACHOVIA BANK, NATIONAL ASSOCIATION, successor by merger to First Union National Bank, formerly known as First Fidelity Bank, National Association, New Jersey, successor in trust to Bank of New England, National Association (formerly known as New England Merchants National Bank) and to New Bank of New England, National Association, said Wachovia Bank, National Association (hereinafter with its successors in trust generally called the Trustee), being a national banking association duly organized and existing under the laws of the United States of America, having a corporate trust office at 21 South Street, Third Floor, Morristown, New Jersey 07960, and duly authorized to execute the trusts hereof.

     WHEREAS, the Company heretofore duly executed and delivered to Bank of New England, National Association (formerly known as New England Merchants National Bank), as predecessor trustee, its General and Refunding Mortgage Indenture (hereinafter, as amended by the Tenth Supplemental Indenture dated as of May 1, 1991, generally referred to as the "Original Indenture" and sometimes referred to, with each and every prior indenture supplemental thereto and each and every other instrument, including this Thirteenth Supplemental Indenture, which the Company, pursuant to the provisions thereof, may execute with the Trustee and which is therein stated to be supplemental to the Original Indenture, as the "Indenture"), dated as of August 15, 1978, but actually executed on September 20, 1978, and recorded, among other places, in Hillsborough County, New Hampshire, Registry of Deeds, Book 2640, Page 334, in York County, Maine, Registry of Deeds, Book 2417, Page 01, in Concord, Vermont, Land Records, Book 44, Page 129A, and in the Office of the Secretary of the State of Connecticut in Volume 56, Page G of Railroad Mortgages (together with certificates with respect thereto recorded in the Town Clerk's offices of Waterford and Berlin, Connecticut), to which this instrument is supplemental, and in modification and confirmation thereof has executed and delivered to (i) Bank of New England, National Association (formerly known as New England Merchants National Bank) as predecessor trustee nine duly recorded indentures supplemental thereto, and (ii) to First Fidelity Bank, National Association, New Jersey, a Tenth Supplemental Indenture dated as of May 1, 1991 (hereinafter generally referred to as the Tenth Supplemental Indenture); and
(iii) to First Union National Bank, an Eleventh Supplemental Indenture dated as of April 1, 1998, and (iv) to First Union National Bank, a Twelfth Supplemental Indenture dated as of December 1, 2001 thereto duly recorded, whereby substantially all the properties of the Company used by it in its business, whether then owned or thereafter acquired, with certain reservations, exceptions and exclusions fully set forth in the Original Indenture were given, granted, bargained, sold, transferred, assigned, pledged, mortgaged and conveyed to the Trustee, its successors and assigns, in trust upon the terms and conditions set forth therein to secure its General and Refunding Mortgage Bonds, and, subsequently as described herein, its First Mortgage Bonds, issued and to be issued thereunder, and for other purposes more particularly specified therein; and

     WHEREAS, on January 6, 1991, Bank of New England, National Association was declared insolvent, and New Bank of New England, National Association, pursuant to a purchase and assumption agreement dated as of January 6, 1991 between it and the Federal Deposit Insurance Corporation as receiver of Bank of New England, National Association, acquired and succeeded to all of the right, title, interest, authority and appointment of Bank of New England, National Association, as Trustee under the Indenture, which succession and appointment were ratified and confirmed by the Board of Directors of the Company on February 21, 1991, all as more particularly recited in the Agreement as to Resignation of Trustee and Appointment of Successor Trustee (the "Resignation and Appointment Agreement"), by and among the Company, New Bank of New England, National Association, and First Fidelity Bank, National Association, New Jersey, recorded with the Tenth Supplemental Indenture; and

     WHEREAS, pursuant to the Resignation and Appointment
Agreement, New Bank of New England, National Association resigned as successor trustee and First Fidelity Bank, National
Association, New Jersey succeeded to the trusts created by the Indenture; and

     WHEREAS, First Fidelity Bank, National Association, New
Jersey was succeeded by First Union National Bank; and

     WHEREAS, pursuant to The Third Amended Joint Plan of Reorganization (the "Plan"), dated December 28, 1989 (Case No. 88-00043), as confirmed by order of the United States Bankruptcy Court for the District of New Hampshire dated April 20, 1990, all bonds outstanding under the First Mortgage Indenture dated as of January 1, 1943, as from time to time amended and supplemented, between the Company and Old Colony Trust Company, as trustee (to which each of The First National Bank of Boston and Maryland National Bank has been successor trustee) have been paid in full and said First Mortgage Indenture has been released and is of no further force or effect, all bonds outstanding under the Third Mortgage Indenture dated as of February 15, 1986, as from time to time amended and supplemented, between the Company and First Fidelity Bank, National Association, New Jersey, as trustee, have been paid in full and said Third Mortgage Indenture has been released and is of no further force or effect, and all bonds issued prior to the date of execution of the Tenth Supplemental Indenture and outstanding under the Indenture have been paid in full; and

     WHEREAS, the actions contemplated by the Resignation and Appointment Agreement and the Tenth Supplemental Indenture have been authorized and directed by Order of the United States Bankruptcy Court for the District of New Hampshire dated January 18, 1991 in Case No. 88-00043, which Order authorized certain transactions and procedures necessary to consummate the Plan and approved certain modifications of the Plan related thereto; and

     WHEREAS, all applicable requirements of the Plan and said
Order have been complied with; and

     WHEREAS, pursuant to the Tenth Supplemental Indenture the Company effected the amendments to the Indenture specified in the Tenth Supplemental Indenture, including amendments to reflect the release and discharge of the Company's First Mortgage Indenture dated as of January 1, 1943, as supplemented and amended, and to reflect that, as a result, the Indenture is now a First Mortgage Indenture, the bonds issued and to be issued under the Indenture will be First Mortgage Bonds of the Company, and the Original Indenture as it may heretofore and hereafter be supplemented and amended shall henceforth be known and referred to as the Company's First Mortgage Indenture dated as of August 15, 1978; and

     WHEREAS, the Company by appropriate and sufficient corporate action in conformity with the terms of the Indenture duly caused to be issued seven new series of bonds under the Indenture designated First Mortgage Bonds, Series A through G, said Series A through Series G Bonds being in an aggregate principal amount of $858,985,000 and consisting of fully registered bonds containing the terms and provisions duly fixed and determined by the Board of Directors of the Company and expressed in Schedule B to the Tenth Supplemental Indenture; and

     WHEREAS, on May 15, 1996, $172,500,000 aggregate principal amount of the Company's 8 7/8% First Mortgage Bonds, Series A, matured and were paid and canceled; and

     WHEREAS, as of April 1, 1998 the Company by appropriate and sufficient corporate action in conformity with the terms of the Indenture duly caused to be issued a new series of bonds under the Indenture designated as First Mortgage Bonds, Series H, said Series H Bonds being in an aggregate principal amount of $75,000,000 and containing the terms and provisions duly fixed and determined by the Board of Directors of the Company and expressed in Schedule A to the Eleventh Supplemental Indenture; and

     WHEREAS, on May 15, 1998, $170,000,000 aggregate principal amount of the Company's 9.17% First Mortgage Bonds, Series, B, matured and were paid and canceled; and

     WHEREAS, on April 22, 1999, the Revolving Credit Agreement dated as of April 23, 1998 (the "Credit Agreement") terminated, the Credit Borrowings thereunder were indefeasibly paid in full in accordance with the terms thereof and the obligations of the several Lenders to make advances to the Company under the Credit Agreement were terminated; the bonds of Series H were deemed paid and all obligations of the Company to pay the principal of, premium, if any, and interest on the bonds of Series H was satisfied and discharged; and the $75,000,000 aggregated principal amount of the Company's First Mortgage Bonds, Series H, were canceled; and

     WHEREAS, as of March 30, 2001 the Company sold its interest in the Millstone III Nuclear Generating Station, located in Waterford, Connecticut, and with the sale of said property, no longer owns any property located in Connecticut which is subject to the lien of the Indenture, and is no longer subject to the jurisdiction of the Connecticut Department of Public Utility Control; and

     WHEREAS, pursuant to the Series A, B and C Loan and Trust Agreements dated October 1, 2001 (herein called the "Series A, B and C PCRB Agreements"), by and among the Business Finance Authority of the State of New Hampshire (herein called "the Authority"), the Company and the State Street Bank and Trust Company, as trustee (herein called the "Series A, B and C PCRB Trustee"), the Authority issued $89,250,000 in principal amount of its Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 2001 Tax Exempt Series A)(herein called the "Series A PCR Bonds") and loaned the proceeds from the sale of the Series A PCR Bonds to the Company. Proceeds of the loan were used to refund (i) the Authority's $66,000,000 aggregate principal amount 7.65% Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 1991 Tax-Exempt Series
A)(the "1991 Series A Bonds"), and (ii) a portion of the Authority's $112,500,000 aggregate principal amount 7.65% Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 1991 Tax-Exempt Series C)(the "1991 Series C Bonds").The proceeds of the 1991 Series A and C Bonds were used to finance and refinance a portion of the Company's share of expenditures, including financing costs, relating to the construction of certain pollution control, sewage and/or solid waste disposal facilities required for the operation of the Seabrook nuclear-fueled, steam electric generating plant, Unit 1, located in Seabrook, New Hampshire, in which the Company owned and undivided 35.6% interest. The Authority also issued $89,250,000 in principal amount of its Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 2001 Tax Exempt Series B)(herein called the "Series B PCR Bonds") and loaned the proceeds from the sale of the Series B PCR Bonds to the Company. Proceeds of the loan were used to refund a portion of the 1991 Series C Bonds. The proceeds of the 1991 Series C Bonds were used to finance and refinance a portion of the Company's share of expenditures, including financing costs, relating to the construction of certain pollution control, sewage and/or solid waste disposal facilities required for the operation of the Seabrook nuclear-fueled, steam electric generating plant, located in Seabrook, New Hampshire, in which the Company owned an undivided 35.6% interest. The Authority also issued $108,985,000 in principal amount of its Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 2001 Tax Exempt Series C)(herein called the "Series C PCR Bonds") and loaned the proceeds from the sale of the Series C PCR Bonds to the Company. Proceeds of the loan were used to refund a portion of the 1991 Series C Bonds. The proceeds of the 1991 Series C Bonds were used to finance and refinance a portion of the Company's share of expenditures, including financing costs, relating to the construction of certain pollution control, sewage and/or solid waste disposal facilities required for the operation of the Seabrook nuclear-fueled, steam electric generating plant, located in Seabrook, New Hampshire, in which the Company owned an undivided 35.6% interest. Proceeds of the loan were used to refund the Authority's $108,985,000 aggregate principal amount 7.50% Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 1991 Tax Exempt Series B)(herein called the "1991 Series B Bonds"). The proceeds of the 1991 Series C Bonds were used to finance and refinance a portion of the Company's share of expenditures, including financing costs, relating to the construction of certain pollution control, sewage and/or solid waste disposal facilities required for the operation of the Seabrook nuclear-fueled, steam electric generating plant, located in Seabrook, New Hampshire, in which the Company owned an undivided 35.6% interest.

     WHEREAS, the Series A, B and C PCR Bonds were special obligations of the Authority, payable solely out of the revenues and other receipts, funds and moneys derived by the Authority under the Series A, B and C PCRB Agreements and from any amounts otherwise available under the Series A, B and C PCRB Agreements for the payment of the Series A, B and C PCR Bonds, and such revenues and other receipts, funds moneys and amounts are, pursuant to the Series A, B and C PCRB Agreements, assigned and pledged by the Authority to the Series A, B and C PCRB Trustee as security for the Series A, B and C PCR Bonds and include loan payments required to be made by the Company to the Series A, B and C PCRB Trustee for the account of the Authority pursuant to the Series A, B and C PCRB Agreements in amounts equal to the amounts payable with respect to the Series A, B and C PCR Bonds; and

     WHEREAS, in consideration of the loan being provided by the Authority under, and pursuant to the provisions of, the Series A, B and C PCRB Agreements, the Company issued: (a) $89,250,000 principal amount of its First Mortgage Bonds, Series I (hereinafter generally referred to as the "Series I Bonds" or the "bonds of Series I") to evidence and secure the Company's obligation under the Series A PCRB Agreement to make loan payments as aforesaid and to provide security for the Series A PCR Bonds; (b) $89,250,000 principal amount of its First Mortgage Bonds, Series J (hereinafter generally referred to as the "Series J Bonds" or the "bonds of Series J") to evidence and secure the Company's obligation under the Series B PCRB Agreement to make loan payments as aforesaid and to provide security for the Series B PCR Bonds; and (c) $108,985,000 principal amount of its First Mortgage Bonds, Series K (hereinafter generally referred to as the "Series K Bonds" or the "bonds of Series K") to evidence and secure the Company's obligation under the Series C PCRB Agreement to make loan payments as aforesaid and to provide security for the Series C PCR Bonds; and

     WHEREAS, the execution and delivery of the Twelfth Supplemental Indenture and the issue of not exceeding Eighty Nine Million Two Hundred Fifty Thousand Dollars ($89,250,000) in aggregate principal amount of bonds of Series I, Eighty Nine Million Two Hundred Fifty Thousand Dollars ($89,250,000) in aggregate principal amount of bonds of Series J and One Hundred Eight Million Nine Hundred Eighty Five Thousand Dollars in aggregate principal amount of bonds of Series K, and other necessary actions were duly authorized by the Executive Committee of the Board of Directors of the Company; and

     WHEREAS, as a result of a merger, First Union National Bank changed its name to Wachovia Bank, National Association and remains as Trustee under the Indenture; and

     WHEREAS, the Company has purchased, constructed or otherwise acquired certain additional property not heretofore specifically described in the Indenture but which is and is intended to be subject to the lien thereof, and proposes specifically to subject such additional property to the lien of the Indenture at this time; and

     WHEREAS, the execution and delivery of this Thirteenth Supplemental Indenture and the issue of not exceeding Fifty Million Dollars ($50,000,000) in aggregate principal amount of bonds of Series L, and other necessary actions have been duly authorized by the Board of Directors of the Company; and

     WHEREAS, the Company proposes to execute and deliver this Thirteenth Supplemental Indenture to provide for the issue of the bonds of Series L and confirm the lien of the Indenture on the property referred to below, all as permitted by Section 15.1 of the Original Indenture; and

     WHEREAS, all acts and things necessary to make the initial issue of the Series L Bonds, when executed by the Company and authenticated by the Trustee and delivered as in the Original Indenture provided, the legal, valid and binding obligations of the Company according to their terms and to make this Thirteenth Supplemental Indenture a legal, valid and binding instrument for the security of the bonds, in accordance with its and their terms, have been done and performed, and the execution and delivery of this Thirteenth Supplemental Indenture has in all respects been duly authorized;

     NOW, THEREFORE, in consideration of the premises, and of the acceptance of said Series L First Mortgage Bonds by the holder thereof, and of the sum of $1.00 duly paid by the Trustee to the Company, and of other good and valuable considerations, the receipt whereof is hereby acknowledged, and in confirmation of and supplementing the Original Indenture as previously supplemented by said twelve preceding supplemental indentures, and in performance of and compliance with the provisions thereof, said Public Service Company of New Hampshire, by these presents, does give, grant, bargain, sell, transfer, assign, pledge, mortgage and convey unto Wachovia Bank, National Association, as Trustee, as provided in the Original Indenture, as previously supplemented and amended and as supplemented by this Thirteenth Supplemental Indenture, and its successor or successors in the trust thereby and hereby created, and its and their assigns, (a) all and singular the property, and rights and interests in property, described in the Original Indenture and the twelve preceding supplemental indentures (said supplemental indentures, in each case as amended by the Tenth Supplemental Indenture, hereinafter referred to as the Preceding Supplemental Indentures), and thereby conveyed, pledged, assigned, transferred and mortgaged, or intended so to be (said descriptions in said Original Indenture and the Preceding Supplemental Indentures being hereby made a part hereof to the same extent as if set forth herein at length), whether then or now owned or thereafter or hereafter acquired, except such of said properties or interests therein as may have been released or sold or disposed of in whole or in part as permitted by the provisions of the Original Indenture, and (b) also, but without in any way limiting the generality of the foregoing, all the right, title and interest of the Company, now owned or hereafter acquired, in and to the rights, titles, interests and properties described or referred to in Schedule B hereto attached and hereby made a part hereof as fully as if set forth herein at length, in all cases not specifically reserved, excepted and excluded; the foregoing property, and rights and interests in property, being located in the following listed municipalities in New Hampshire and unincorporated areas in Coos County, New Hampshire, as well as in various municipalities in the States of Maine, Vermont and elsewhere:

     BELKNAP COUNTY - Alton, Barnstead, Belmont, Center Harbor,
Gilford, Gilmanton, Laconia, Meredith, New Hampton, Sanbornton,
Tilton;

     CARROLL COUNTY - Albany, Brookfield, Chatham, Conway, Eaton,
Effingham, Freedom, Madison, Moultonboro, Ossipee, Sandwich,
Tamworth, Tuftonboro, Wakefield, Wolfeboro;

     CHESHIRE COUNTY - Alstead, Chesterfield, Dublin,
Fitzwilliam, Gilsum, Harrisville, Hinsdale, Jaffrey, Keene,
Marlborough, Marlow, Nelson, Richmond, Rindge, Roxbury, Stoddard,
Sullivan, Surry, Swanzey, Troy, Westmoreland, Winchester;

     COOS COUNTY - Bean's Grant, Berlin, Cambridge, Carroll, Chandler's Purchase, Clarksville, Colebrook, Columbia, Crawford's Purchase, Dalton, Dummer, Errol, Gorham, Green's Grant, Jefferson, Lancaster, Martin's Location, Milan, Millsfield, Northumberland, Pinkham's Grant, Pittsburg, Randolph, Shelburne, Stark, Stewartstown, Stratford, Success, Thompson & Meserve's Purchase, Wentworth's Location, Whitefield;

     GRAFTON COUNTY - Alexandria, Ashland, Bath, Bethlehem,
Bridgewater, Bristol, Campton, Easton, Enfield, Franconia,
Grafton, Haverhill, Hebron, Holderness, Landaff, Lincoln, Lisbon,
Littleton, Lyman, Lyme, Orange, Orford, Piermont, Plymouth,
Rumney, Sugar Hill, Thornton, Woodstock;

     HILLSBOROUGH COUNTY - Amherst, Antrim, Bedford, Bennington, Brookline, Deering, Francestown, Goffstown, Greenfield, Greenville, Hancock, Hillsborough, Hollis, Hudson, Litchfield, Lyndeborough, Manchester, Mason, Merrimack, Milford, Mont Vernon, Nashua, New Boston, New Ipswich, Pelham, Peterborough, Sharon, Temple, Weare, Wilton, Windsor;

     MERRIMACK COUNTY - Allenstown, Andover, Boscawen, Bow, Bradford, Canterbury, Chichester, Concord, Danbury, Dunbarton, Epsom, Franklin, Henniker, Hill, Hooksett, Hopkinton, Loudon, Newbury, New London, Northfield, Pembroke, Pittsfield, Salisbury, Sutton, Warner, Webster, Wilmot;

     ROCKINGHAM COUNTY - Auburn, Atkinson, Brentwood, Candia, Chester, Danville, Deerfield, Derry, East Kingston, Epping, Exeter, Fremont, Greenland, Hampstead, Hampton, Hampton Falls, Kensington, Kingston, Londonderry, New Castle, Newfields, Newington, Newmarket, Newton, North Hampton, Northwood, Nottingham, Portsmouth, Raymond, Rye, Sandown, Seabrook, South Hampton, Stratham, Windham;

     STRAFFORD COUNTY - Barrington, Dover, Durham, Farmington,
Lee, Madbury, Middleton, Milton, New Durham, Rochester,
Rollinsford, Somersworth, Strafford;

     SULLIVAN COUNTY - Charlestown, Claremont, Cornish, Croydon,
Goshen, Grantham, Lempster, Newport, Plainfield, Springfield,
Sunapee, Unity, Washington;

     SUBJECT, HOWEVER, as to all of the foregoing, to the specific rights, privileges, liens, encumbrances, restrictions, conditions, limitations, covenants, interests, reservations, exceptions and otherwise as provided in the Original Indenture and the Preceding Supplemental Indentures, and in the descriptions in the schedules thereto and hereto and in the deeds or grants in said schedules referred to;

     BUT SPECIFICALLY RESERVING, EXCEPTING AND EXCLUDING (as the same are reserved, excepted and excluded from the lien of the Original Indenture and the Preceding Supplemental Indentures from this instrument and the grant, conveyance, mortgage, transfer and assignment herein contained, all right, title and interest of the Company, now owned or hereafter acquired, in and to the properties and rights specified in subclauses (a) to (m), both inclusive, of the paragraph beginning "BUT SPECIFICALLY RESERVING, EXCEPTING AND EXCLUDING..." which paragraph is part of the granting clauses of the Original Indenture;

     TO HAVE AND TO HOLD all said plant, premises, property, franchises and rights hereby conveyed, assigned, pledged or mortgaged, or intended so to be, unto the Trustee, its successor or successors in trust, and to its and their assigns forever;

     BUT IN TRUST, NEVERTHELESS, with power of sale, for the equal pro rata benefit, security and protection of the owners of the bonds without any preference, priority or distinction whatever of any one bond over any other bond by reason of priority in the issue, sale or negotiation thereof, or otherwise;

     PROVIDED, HOWEVER, and these presents are upon the condition, that if the Company shall pay or cause to be paid or make appropriate provision for the payment unto the holders of the bonds of the principal, premium, if any, and interest to become due thereon at the times and in the manner stipulated therein, and shall keep, perform and observe all and singular the covenants, agreements and provisions in the Indenture expressed to be kept, performed and observed by or on the part of the Company, then the Indenture and the estate and rights thereby and hereby granted shall, pursuant and subject to the provisions of
Article 16 of the Original Indenture, cease, determine and be void, but otherwise shall be and remain in full force and effect.

     AND IT IS HEREBY COVENANTED, DECLARED AND AGREED, upon the trusts and for the purposes aforesaid, as set forth in the following covenants, agreements, conditions and provisions, viz.:

                            ARTICLE 1
                         SERIES L BONDS

     SECTION 1.01. Designation; Amount. The bonds of Series L shall be designated "First Mortgage Bonds, Series L" and shall not exceed Fifty Million Dollars ($50,000,000) in aggregate principal amount at any one time outstanding. The Trustee shall authenticate and deliver up to $50,000,000 aggregate principal amount of Series L Bonds at any time upon application by the Company and compliance with the applicable provisions of the Original Indenture.


     SECTION 1.02.  Form of Series L Bonds; Global Security;
Depository for Global Securities. The Series L Bonds shall be issued only in fully registered form without coupons in denominations of One Thousand Dollars ($1,000.00) and multiples thereof.

     The Series L Bonds shall be initially represented by one or more global securities (the "Global Securities"). Each Global Security will be deposited with, or on behalf of, The Depository Trust Company, as depositary ("DTC"), and registered in the name of Cede & Co., a nominee of DTC.

     The Company may at any time and in its sole discretion determine not to have any Series L Bonds in the form of Global Securities and, in such event, will issue certificated Series L Bonds in definitive form in exchange for the Global Securities. In any such instance, an owner of a beneficial interest in the Global Securities will be entitled to physical delivery in definitive form of certificated bonds represented by the Global Securities equal in principal amount to such beneficial interest and to have such certificated bonds registered in its name.

     The Series L Bonds shall be in substantially the form set forth in Schedule A attached hereto. The terms of the Series L Bonds contained in such form are hereby incorporated herein by reference as though fully set forth in this place and are made a part of this Thirteenth Supplemental Indenture.

     SECTION 1.03. Provisions of Series L Bonds; Interest Accrual. The Series L Bonds shall mature on July 15, 2014, and shall bear interest at the rate of 5.25% per year, payable semiannually in arrears on January 15 and July 15 of each year (an "Interest Payment Date"), beginning on January 15, 2005, and on the maturity date, until the Company's obligation in respect of the principal thereof shall be discharged, and at the rate of 5.25% per annum on any overdue principal and premium and on any overdue installment of interest. The Series L Bonds shall be dated the date of authentication thereof by the Trustee and shall bear interest on the principal amount from, and including, the date of original issuance to, and excluding, the first Interest Payment Date and then from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for to, but excluding, the next Interest Payment
Date or the maturity date, as the case may be.    Interest on the
Series L Bonds for any period other than a complete interest payment period will be computed on the basis of 360 day year of twelve 30 day months for the actual number of days elapsed.

     The Series L Bonds shall be payable both as to principal and interest at the corporate trust office of the Trustee at Wachovia Bank, National Association in Charlotte, North Carolina or the corporate trust office of its successors, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. The interest on the Series L Bonds shall be payable without presentation, and only to or upon the holders thereof of record at the applicable record date. The Series L Bonds shall be callable for redemption in whole or in part according to the terms and provisions provided herein in Section 1.05.

     The Company has initially designated DTC as the depository for the Series L Bonds. For as long as the Series L Bonds or any portion thereof are in the form of a Global Security, and notwithstanding the previous paragraph, all payments of interest, principal and other amounts in respect of the Series L Bonds shall be made to the depository or its nominee in accordance with its applicable policies and procedures, in the coin or currency specified above. So long as the Series L Bonds are in the form of a Global Security, neither the Company nor the Trustee shall have any responsibility with respect to the policies and procedures of DTC, or any successor depository, or for any notices or other communications among the depository, its direct and indirect participants or beneficial owners of the Series L Bonds.

     SECTION 1.04.  Transfer and Exchange of Series L Bonds.
     So long as the Series L Bonds are in the form of Global Securities, the Series L Bonds may not be transferred except as a whole (1) by DTC to a nominee of DTC or (2) by a nominee of DTC to DTC or another nominee of DTC or (3) by DTC or any such nominee to a successor of DTC or a nominee of such successor. If
(1) DTC is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by us within ninety days or (2) there shall have occurred and be continuing after any applicable grace periods an Event of Default under the Indenture with respect to the Series L Bonds, the Company will issue certificated Series L Bonds in definitive registered form in exchange for the Global Securities.

   The Company may at any time and in its sole discretion determine not to have any Series L Bonds in registered form represented by one or more Global Securities and, in such event, will issue certificated bonds in definitive form in exchange for the Global Securities representing the Series L Bonds. In any such instance, an owner of a beneficial interest in the Global Securities will be entitled to physical delivery in definitive form of certificated bonds represented by the Global Securities equal in principal amount to such beneficial interest and to have such certificated bonds registered in its name.

     In the event certificated bonds are issued in exchange for the Global Securities, the Series L Bonds may be surrendered for registration of transfer as provided in Section 2.8 of the Original Indenture as at the corporate trust office of the Trustee at Wachovia Bank, National Association in Charlotte, North Carolina or the corporate trust offices of its successors, and may be surrendered at said office for exchange for a like aggregate principal amount of Series L Bonds of other authorized denominations. Notwithstanding the provisions of Section 2.7 of the Original Indenture, no charge, except for taxes or other governmental charges, shall be made by the Company for any registration of transfer of Series L Bonds or for the exchange of any Series L Bonds for such bonds of other authorized denominations.

     SECTION 1.05. Redemption of the Series L Bonds. The Series L Bonds are subject to redemption, in whole or in part, at the option of the Company at any time. If the Company elects to redeem the Series L Bonds, it will do so at a redemption price equal to the greater of (x) one hundred percent (100%) of the principal amount of the Series L Bonds being redeemed, plus accrued interest thereon to the redemption date, or (y) as determined by the Quotation Agent, the sum of the present value of the remaining scheduled payments of principal and interest on the Series L Bonds to be redeemed (not including any portion of payments of interest accrued as of the redemption date) discounted to the redemption date on a semi-annual basis at the Adjusted Treasury Rate plus fifteen (15) basis points, plus accrued interest to the redemption date. The Company shall notify the Trustee in writing, not less than forty-five (45) days, or such shorter period as shall be acceptable to the Trustee, of any such election to redeem. Such notice shall include the amount of Series L Bonds to be redeemed, the redemption date and the redemption price.

     The redemption price will be calculated assuming a 360-day year consisting of twelve 30-day months.

     "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

     "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Series L Bonds that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Series L Bonds.

       "Comparable Treasury Price" means, with respect to any redemption date: (i) the average of the Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

     "Quotation Agent" means the Reference Treasury Dealer appointed by us.

     "Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City selected by the Company.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding that redemption date.

     Notice of any redemption will be provided at least 30 days but not more than 60 days before the redemption date to each holder of the Series L Bonds to be redeemed.

     Absent a default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Series L Bonds or portions of the Series L Bonds called for redemption.

     If less than all of the Series L Bonds are to be redeemed, the Trustee will select the Series L Bonds to be redeemed by a method that the Trustee deems fair and appropriate and which may provide for the selection for the redemption of portions (equal to $1,000 or any multiple thereof) of the principal amount of the Series L Bonds larger than $1,000. Notice of redemption will be mailed, first-class mail postage prepaid, to each holder of Series L Bonds to be redeemed at the holder's address in the register for the securities. If any Series L Bonds are to be redeemed in part only, the notice of redemption that relates to that Series L Bond will state the portion of the principal amount of that Series L Bond to be redeemed. In that case, new Series L Bonds in aggregate principal amount equal to the unredeemed portion of such Series L Bond will be issued to the holder after cancellation of the original Series L Bond. Series L Bonds or portions of Series L Bonds to be redeemed become due on the redemption date, and interest will cease to accrue on those Series L Bonds or portions of Series L Bonds on the redemption date.

     The Series L Bonds are not subject to any sinking fund.

     Except as provided in this Section 1.05, the Series L Bonds are not subject to redemption under any provisions of the Indenture.

     SECTION 1.06.  Effect of Event of Default.  If an Event of
Default shall have occurred and be continuing, the principal of the Series L Bonds may be declared due and payable in the manner and with the effect provided in the Indenture.

     SECTION 1.07. Payment Date Not a Business Day. If any redemption or maturity date for principal, premium or interest with respect to the Series L Bonds shall be (i) a Sunday or a legal holiday, or (ii) a day on which banking institutions are authorized pursuant to law to close and on which the corporate trust offices in North Carolina or New Jersey of the Trustee are not open for business, then the payment thereof may be made on the next succeeding day not a day specified in (i) or (ii) with the same force and effect as if made on the specified payment date and not interest shall accrue for the period after the specified payment date.

                            ARTICLE 2
                    MISCELLANEOUS PROVISIONS

     SECTION 2.01. Recitals. The recitals in this Thirteenth Supplemental Indenture shall be taken as recitals by the Company alone, and shall not be considered as made by or as imposing any obligation or liability upon the Trustee, nor shall the Trustee be held responsible for the legality or validity of this Thirteenth Supplemental Indenture, and the Trustee makes no covenants or representations, and shall not be responsible, as to or for the effect, authorization, execution, delivery or recording of this Thirteenth Supplemental Indenture, except as expressly set forth in the Original Indenture. The Trustee shall not be taken impliedly to waive by this Thirteenth Supplemental Indenture any right it would otherwise have.

     SECTION 2.02. Benefits of Thirteenth Supplemental Indenture. Nothing in this Thirteenth Supplemental Indenture, expressed or implied, is intended or shall be construed to confer upon, or give to, any person, firm or corporation, other than the parties hereto and the holders of the bonds, any right, remedy or claim under or by reason of the Indenture or any covenant, condition or stipulation thereof; and the covenants, stipulations and agreements in the Indenture contained are and shall be for the sole and exclusive benefit of the parties hereto, their successors and assigns, and holders of the bonds.

     SECTION 2.03. Effect of Thirteenth Supplemental Indenture. This Thirteenth Supplemental Indenture is executed, shall be construed as and is expressly stated to be an indenture supplemental to the Original Indenture and shall form a part of the Indenture; and the Original Indenture, as supplemented and amended by this Thirteenth Supplemental Indenture, is hereby confirmed and adopted by the Company as its obligation. All terms used in this Thirteenth Supplemental Indenture shall be taken to have the meaning specified in the Original Indenture, except in cases where the context clearly indicates otherwise.

     SECTION 2.04.  Termination.  This Thirteenth Supplemental
Indenture shall become void when the Indenture shall be void.

     SECTION 2.05. Trust Indenture Act. If and to the extent that any provision of this Thirteenth Supplemental Indenture limits, qualifies or conflicts with any of the applicable provisions of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, as amended, such required provision shall control.

     SECTION 2.06. Counterparts. This Thirteenth Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which shall be deemed an original; and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument, which shall for all purposes be sufficiently evidenced by any such original counterpart.

     SECTION 2.07. Notices. Any notice to the Trustee under any provision of this Thirteenth Supplemental Indenture shall be sufficiently given if served personally upon a responsible officer of the Trustee or mailed by registered or certified mail, postage prepaid, addressed to the Trustee at its corporate trust office, which is Wachovia Bank, National Association, 21 South Street, Third Floor, Morristown, New Jersey 07960 as of the date hereof. The Trustee shall notify the Company from time to time of any change in the address of its corporate trust office.

     SECTION 2.08.  Definitions.  The use of the terms and
expressions herein is in accordance with the definitions, uses and construction contained in the Original Indenture and the form of Series L Bond attached hereto as Schedule A.



     IN WITNESS WHEREOF, PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE has caused this instrument to be executed and its corporate seal to be hereto affixed, by its officers, thereunto duly authorized, and WACHOVIA BANK, NATIONAL ASSOCIATION has caused this instrument to be executed and its corporate seal to be hereto affixed by its officers thereunto duly authorized, all as of the day and year first above written but actually executed on July 16, 2004.


                         PUBLIC SERVICE COMPANY
                         OF NEW HAMPSHIRE


                         By:  /s/ David R. McHale
                              Name: David R. McHale
                              Title:   Vice President and Treasurer


CORPORATE SEAL



Attest:


/s/    Randy A. Shoop
Name:  Randy A. Shoop
Title: Assistant Treasurer - Finance


Signed, sealed and delivered by
Public Service Company of New
Hampshire in the presence of us:

/s/ Katrina M. Manley

/s/ Patricia C. Cosgel
       Witnesses

THE STATE OF CONNECTICUT  )
COUNTY OF HARTFORD        )   ss. Berlin


     Then personally appeared before me David R. McHale, Vice President and Treasurer, and Randy A. Shoop, Assistant Treasurer - Finance, of Public Service Company of New Hampshire, a New Hampshire corporation, and severally acknowledged the foregoing instrument to be their free act and deed in their said capacities and the free act and deed of said corporation.


     Witness my hand and notarial seal this 16th day of July, 2004, at Berlin Connecticut.



                    Name:  /s/ Heidi K. Greenlaw
                    Notary Public in and for the State of Connecticut
                    My Commission Expires:    HEIDI K. GREENLAW
                                   NOTARY PUBLIC, State of Connecticut
                                  My Commission Expires: June 30, 2004


(Notarial Seal)




                         WACHOVIA BANK, NATIONAL ASSOCIATION
                         as Trustee as aforesaid


                         By:  /s/ Stephanie Roche
                              Name:  Stephanie Roche
                              Title: Vice President

CORPORATE SEAL

Attest:

/s/ Christopher A. Golabek
Name:  Christopher A. Golabek
Title: Vice President

Signed, sealed and delivered by
Wachovia Bank, National Association
 in the presence of us:

/s/ Linda Schneider

/s/ Rick Barnes
      Witnesses


THE STATE OF NEW JERSEY          )
COUNTY OF MORRIS                 )    ss. Morristown

     Then personally appeared before me Stephanie Roche, Vice President, of Wachovia Bank, National Association, a national banking association, and acknowledged the foregoing instrument to be their free act and deed in their said capacities and the free act and deed of said corporation.


     Witness my hand and notarial seal this 16th day of July, 2004, at Morristown, New Jersey.

                    Name:  Jacqueline Pierre-Pierre
                    Notary Public in and for the State of New Jersey My Commission Expires: JACQUELINE PIERRE-PIERRE
                                           NOTARY PUBLIC OF NEW JERSEY
                                   My Commission Expires Mar. 22, 2005
(Notarial Seal)

Exhibit 99.3

                           SCHEDULE A
                 (FORM OF FACE OF SERIES L BONDS)

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND HEREIN, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

     Unless this Global Security is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Public Service Company of New Hampshire or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

             PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE

                  FIRST MORTGAGE BOND, SERIES L
                   PRINCIPAL DUE July 15, 2014

CUSIP No. 744482 BG 4

No. 1                                                  $50,000,000



     FOR VALUE RECEIVED, PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE, a corporation organized and existing under the laws of the State of New Hampshire (hereinafter called the "Company", which term includes any successor corporation under the Indenture), hereby promises to pay to Cede &Co., or registered assigns, subject to the conditions set forth herein, the principal sum of Fifty Million ($50,000,000), on the fifteenth day of July, 2014, and to pay interest on said sum, on January 15 and July 15 in each year, commencing on January 15, 2005, at the rate of 5.25% per annum, until the Company's obligation with respect to said principal sum shall be paid or made available for payment, and at the rate of 5.25% per annum on any overdue principal and premium and on any overdue installment of interest.

     This bond shall bear interest as aforesaid from, and including, the date of original issuance to, and excluding, the first Interest Payment Date and then from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for to, but excluding, the next Interest Payment Date or the maturity date, as the case may be.

     The amount of interest payable for any period other than a complete interest payment period will be computed on the basis of a 360-day year consisting of twelve thirty day months for the actual number of days elapsed. In any case where any Interest Payment Date, maturity or redemption date is not a Business Day, then payment of principal and interest, if any, or principal and premium, if any, payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), in each case with the same force and effect as if made on such date. A "Business Day" shall mean any day, except a (i) Sunday or a legal holiday, or (ii) a day on which banking institutions are authorized pursuant to law to close, and on which the corporate trust offices in North Carolina or New Jersey of the Trustee are not open for business.

     Payment of the principal of and any interest on this Series L Bond will be made at the corporate trust office of the Trustee at Wachovia Bank, National Association in Charlotte, North Carolina or the corporate trust office of its successors, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. The interest on this Series L Bond shall be payable without presentation, and only to or upon the person in whose name the Series L Bonds are registered at the close of business on the Business Day prior to each Interest Payment Date.

     The Company has initially designated DTC as the depositary for the Series L Bond in the form of Global Securities. For as long as the Series L Bonds or any portion hereof is issued the form of Global Securities, and notwithstanding the previous paragraph, all payments of interest, principal and other amounts in respect of the Series L Bonds shall be made to the Depositary or its nominee in accordance with its applicable policies and procedures, in the coin or currency specified above.

     Reference is hereby made to the further provisions of this Series L Bond set forth on the reverse hereof, including without limitation provisions in regard to the redemption and the registration of transfer and exchangeability of this bond, and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

     This bond shall not become or be valid or obligatory until the certificate of authentication hereon shall have been signed by Wachovia Bank, National Association (hereinafter with its successors as defined in the Indenture (as defined on the reverse hereof), generally called the Trustee), or by such a successor.

     IN WITNESS WHEREOF, Public Service Company of New Hampshire has caused this bond to be executed in its corporate name and on its behalf by its Vice President and Treasurer by his signature or a facsimile thereof, and its corporate seal to be affixed or imprinted hereon and attested by the manual or facsimile signature of its Secretary.

Dated as of July ____, 2004

PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
By_____________________________
Name:  David R. McHale
Title: Vice President and Treasurer


Attest:
________________________
Name: O. Kay Comendul
Title:   Secretary

                 [FORM OF TRUSTEE'S CERTIFICATE]

     Wachovia Bank, National Association hereby certifies that this bond is one of the bonds described in the within mentioned
Indenture.

WACHOVIA BANK, NATIONAL ASSOCIATION, TRUSTEE
By _______________________________
Name:
Title:    Authorized Officer

               [FORM OF REVERSE OF SERIES L BOND]
             PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
             First Mortgage Bond, Series L, Due 2014

     This Bond is one of a series of Bonds known as the "First Mortgage Bonds, Series L" of the Company, limited to Fifty Million Dollars ($50,000,000) in aggregate principal amount, and issued under and pursuant to a First Mortgage Indenture between the Company and Wachovia Bank, National Association as successor by merger to First Union National Bank, formerly known as First Fidelity Bank, National Association, New Jersey, successor to Bank of New England, National Association (formerly known as New England Merchants National Bank), and to New Bank of New England, National Association, as Trustee, dated as of August 15, 1978, as amended, and pursuant to which Wachovia Bank, National Association is now Successor Trustee (said First Mortgage Indenture (i) as amended by the Tenth Supplemental Indenture thereto, being hereinafter generally called the "Original Indenture," and (ii) together with all indentures expressly stated to be supplemental thereto, and each and every other instrument including the Thirteenth pursuant to which the Series L Bonds are being issued, being hereinafter generally called the "Indenture"), and together with all bonds of all series now outstanding or hereafter issued under the Indenture being equally and ratably secured (except as any sinking or other analogous fund, established in accordance with the provisions of the Indenture, may afford additional security for the bonds of any particular series) by the Indenture, to which Indenture (executed counterparts of which are on file at the corporate trust office of the Trustee in Morristown, New Jersey) reference is hereby made for a description of the nature and extent of the security, the rights thereunder of the holders of bonds issued and to be issued thereunder, the rights, duties and immunities thereunder of the Trustee, the rights and obligations thereunder of the Company, and the terms and conditions upon which Bonds of this series, and bonds of other series, are issued and are to be issued; but neither the foregoing reference to the Indenture nor any provision of this Bond or of the Indenture shall affect or impair the obligation of the Company, which is absolute, unconditional and unalterable, to pay at the maturities herein provided the principal of and interest on this Bond as herein provided.

     The Series L Bonds shall be initially issued in the form of one or more global securities (the "Global Securities"). Each Global Security will be deposited with, or on behalf of, The Depository Trust Company, as depositary ("DTC"), and registered in the name of Cede & Co., a nominee of DTC. The Company may at any time and in its sole discretion determine not to have any Series L Bonds in the form of Global Securities and, in such event, will issue certificated Series L Bonds in definitive form in exchange for the Global Securities. In any such instance, an owner of a beneficial interest in the Global Securities will be entitled to physical delivery in definitive form of certificated bonds represented by the Global Securities equal in principal amount to such beneficial interest and to have such certificated bonds registered in its name. In the event certificated bonds in definitive form are issued in exchange for the Global Securities they are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

     The Series L Bonds, while in the form of Global Securities, may not be transferred except as a whole (1) by DTC to a nominee of DTC or (2) by a nominee of DTC to DTC or another nominee of DTC or (3) by DTC or any such nominee to a successor of DTC or a nominee of such successor. If (1) DTC is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by us within ninety days or (2) there shall have occurred and be continuing after any applicable grace periods an Event of Default under the Indenture with respect to the Series L Bonds represented by such Global Security, the Company will issue certificated bonds in definitive registered form in exchange for the Global Securities representing the Series L Bonds.

     The Company may at any time and in its sole discretion determine not to have any Series L Bonds in registered form represented by one or more Global Securities and, in such event, will issue certificated bonds in definitive form in exchange for the Global Securities representing the Series L Bonds. In any such instance, an owner of a beneficial interest in the Global Securities will be entitled to physical delivery in definitive form of certificated bonds represented by the Global Securities equal in principal amount to such beneficial interest and to have such certificated bonds registered in its name.

     In the event certificated bonds are issued in exchange for the Global Securities, the Series L Bonds may be surrendered for registration of transfer as provided in Section 2.8 of the Original Indenture at the corporate trust office of the Trustee at Wachovia Bank, National Association in Charlotte, North Carolina or the corporate trust offices of its successors, and may be surrendered at said office for exchange for a like aggregate principal amount of Series L Bonds of other authorized denominations. Notwithstanding the provisions of Section 2.7 of the Original Indenture, no charge, except for taxes or other governmental charges, shall be made by the Company for any registration of transfer of Series L Bonds or for the exchange of any Series L Bonds for such bonds of other authorized denominations.

     The Series L Bonds are subject to redemption, in whole or in part, at the option of the Company at any time. If the Company elects to redeem the Series L Bonds, it will do so at a redemption price equal to the greater of (x) one hundred percent (100%) of the principal amount of Series L Bonds being redeemed, plus accrued interest thereon to the redemption date, or (y) as determined by the Quotation Agent, the sum of the present value of the remaining scheduled payments of principal and interest on the Series L Bonds to be redeemed (not including any portion of payments of interest accrued as of the redemption date) discounted to the redemption date on a semi-annual basis at the Adjusted Treasury Rate plus fifteen (15) basis points, plus accrued interest to the redemption date. The Company shall notify the Trustee in writing, not less than forty-five (45) days, or such shorter period as shall be acceptable to the Trustee, of any such election to redeem. Such notice shall include the amount of Series L Bonds to be redeemed, the redemption date and redemption price.

     The redemption price will be calculated assuming a 360-day year consisting of twelve 30-day months.

     "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

     "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Series L Bonds that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Series L Bonds.

     "Comparable Treasury Price" means, with respect to any redemption date: (i) the average of the Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

     "Quotation Agent" means the Reference Treasury Dealer appointed by us.

     "Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City selected by the Company.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding that redemption date.

     Notice of any redemption will be provided at least 30 days but not more than 60 days before the redemption date to each holder of the Series L Bonds to be redeemed.

     Absent a default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Series L Bonds or portions of the Series L Bonds called for redemption.

     If less than all of the Series L Bonds are to be redeemed, the Trustee will select the Series L Bonds to be redeemed by a method that the Trustee deems fair and appropriate and which may provide for the selection for the redemption of portions (equal to $1,000 or any multiple thereof) of the principal amount of the Series L Bonds larger than $1,000. Notice of redemption will be mailed, first-class mail postage prepaid, to each holder of Series L Bonds to be redeemed at the holder's address in the register for the securities. If any Series L Bonds are to be redeemed in part only, the notice of redemption that relates to that Series L Bond will state the portion of the principal amount of that Series L Bond to be redeemed. In that case, new Series L Bonds in aggregate principal amount equal to the unredeemed portion of such Series L Bond will be issued to the holder after cancellation of the original Series L Bond. Series L Bonds or portions of Series L Bonds to be redeemed become due on the redemption date, and interest will cease to accrue on those Series L Bonds or portions of Series L Bonds on the redemption date.

     The Series L Bonds are not subject to any sinking fund.

     If the Series L Bonds are called in whole or in part, and if moneys have been duly deposited or otherwise made available to the Trustee for redemption hereof, or of the part hereof so called, as required in the Indenture, this Series L Bond or such called part hereof, shall be due and payable on the date fixed for redemption and thereafter this Series L Bond, or such called part hereof, shall cease to bear interest on the date fixed for redemption and shall cease to be entitled to the lien of the Indenture, and, as respects the Company's liability hereon, this Series L Bond, or such called part hereof, shall be deemed to have been paid; but, if less than the whole principal amount hereof shall be so called, the holder hereof shall be entitled, in addition to the sums payable on account of the part called, to receive, without expense to such holder, upon surrender hereof, one or more Series L Bonds of this series for an aggregate principal amount equal to that part of the principal amount hereof not then called and paid.

     If an Event of Default shall have occurred and be continuing, the principal of the Series L Bonds may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions permitting the Company and the Trustee to effect, by supplemental indenture, certain modifications of the Indenture without any consent of the holders of the bonds, and to effect certain other modifications of the Indenture, and of the rights of the holders of the bonds, with the consent of the holders of not less than a majority in aggregate principal amount of all bonds issued under the Indenture at the time outstanding, or in case one or more, but less than all, of the series of said bonds then outstanding are affected, with the consent of the holders of not less than a majority in aggregate principal amount of said outstanding bonds of each series affected.

     No reference herein to the Indenture and no provision herein or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest, including overdue interest, on this Series L Bond at the time, place and rate, and in the coin or currency, herein prescribed.

     This Series L Bonds shall be exchangeable for securities registered in the names of holders other than DTC or its nominee only as provided in this paragraph. This Series L Bond shall be so exchangeable if (x) DTC notifies the Company that it is unwilling or unable to continue as depository or at any time ceases to be a clearing agency registered as such under the Securities Exchange Act of 1934, (y) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Series L Bond shall be so exchangeable or (z) there shall have occurred and be continuing an Event of Default with respect to the Series L Bonds. Certificated securities so issued in exchange for the Global Security representing the Series L Bonds shall be of the same series, have the same interest rate, if any, and maturity and have the same terms as the Global Security representing the Series L Bonds, in authorized denominations and in the aggregate having the same principal amount as the Global Security representing the Series L Bonds and registered in such names as the depositary for such Global Security representing the Series L Bonds shall direct.

     Series L Bonds not represented by a Global Security are transferable by the registered owner hereof upon surrender hereof at the corporate trust office of the Trustee, together with a written instrument of transfer in approved form, signed by the owner or his duly authorized attorney, and a new Series L Bond or Bonds for a like principal amount will be issued in exchange, all as provided in the Indenture. Prior to due presentment for registration of transfer of this such Bond, the Company and the Trustee may deem and treat the registered owner hereof as the absolute owner hereof, whether or not such Series L Bond shall be overdue, for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

     Series L Bonds not represented by a Global Security are exchangeable at the option of the registered holder hereof upon surrender hereof, at the corporate trust office of the Trustee in Charlotte, North Carolina or the corporate trust offices of its successors, for an equal principal amount of bonds of this series of other authorized denominations, in the manner and on the terms provided in the Indenture.

     Notwithstanding the provisions of Section 2.7 of the Original Indenture, no charge, except for taxes or other governmental charges, shall be made by the Company for any registration of transfer of Series L Bonds or for the exchange of any Series L Bonds for such bonds of other authorized denominations.

     Neither the failure to give any notice nor any defect in any notice given to the holder of the Global Securities or Series L
Bonds not represented by a Global Security, will affect the sufficiency of any notice given to any other holder.

     No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Series L Bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator or against any stockholder, director or officer, past, present or future, as such, of the Company or any affiliate of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company or any trustee, receiver or assignee or otherwise, under any constitution, or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors or officers, as such, being waived and released by the holder and owner hereof by the acceptance of this Series L Bond and as part of the consideration for the issuance hereof and being likewise waived and released by the terms of the Indenture.

            [END OF FORM OF REVERSE OF SERIES L BOND]





                           SCHEDULE B
                Description of Certain Properties
                            Acquired
                     Since December 1, 2001

     The following deeds and conveyances, recorded in the Registries of Deeds in the Counties in New Hampshire indicated, contain descriptions of certain properties acquired in fee simple by the Company since December 1, 2001.

Grantor                   Date        Book/Page   County/Town


Albert K. Carbonneau      12/06/2002  3903/174    Rockingham/Stratham

Estate of Ruth K. Bedell  12/19/2002  6793/539    Hillsborough/Hillsboro

Nickerson Business
Park LLC                  12/27/2002  1829/896    Belknap/Tilton

Central Vermont
Public Service Corp.      12/19/2003  1423/629    Sullivan/Claremont

Connecticut Valley
Electric Company Inc.     12/19/2003  1423/620    Sullivan/Claremont






                           ENDORSEMENT

     Wachovia Bank, National Association, Trustee, being the mortgagee in the foregoing Supplemental Indenture, hereby consents to the cutting of any timber standing upon any of the lands covered by said Supplemental Indenture and to the sale of any such timber so cut and of any personal property covered by said Supplemental Indenture to the extent, but only to the extent, that such sale is permitted under the provisions of the Original Indenture as referred to in, and as amended by, the Tenth Supplemental Indenture thereto dated as of May 1, 1991, the Twelfth Supplemental Indenture dated as of December 1, 2001 and the Thirteenth Supplemental Indenture dated as of July 1, 2004.


WACHOVIA BANK, NATIONAL ASSOCIATION
as Trustee as aforesaid

By /s/ Stephanie Roche
Name: Stephanie Roche
Title:  Vice President
Signed, sealed and acknowledged
on behalf of Wachovia Bank, National Association
in the presence of us:


/s/ Paul O'Brien

/s/ Linda Schneider

       Witnesses




CORPORATE SEAL